                                AGREEMENT

     THIS AGREEMENT by and between SANTA CRUZ CELLULAR TELEPHONE, INC., a California corporation ("Licensee"), NATUBHAI PATEL AND OTHER SHAREHOLDERS OF SANTA CRUZ CELLULAR TELEPHONE, INC., a California corporation ("Transferor"), and DOBSON CELLULAR OF CALIFORNIA, INC., an Oklahoma corporation ("Transferee"), is effective as of the 16th day of June, 1998.

                               WITNESSETH:

     WHEREAS, Licensee and Cellular One Group ("Licensor") have entered into a Cellular One License Agreement effective as of December 1, 1996 (the "License Agreement") whereby Licensor granted Licensee certain rights to use the Cellular One-Registered Trademark- mark and certain related marks in the SANTA CRUZ, CALIFORNIA Metropolitan Statistical Area (the "Market") recognized and defined by the Federal Communications Commission ("FCC");

     WHEREAS, control of Licensee, which holds the FCC authorization for the Market, has been transferred from Transferor to Transferee, and the FCC has consented to such change of control; and

     WHEREAS, both Licensee and Transferee desire to have Licensee continue as a licensee under the License Agreements;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Licensee and Transferee hereby acknowledge that Licensee shall continue to be entitled to the rights, and subject to the obligations, of a licensee under the License Agreements, and further shall remain subject to any and all limitations, qualifications and disabilities contained in the License Agreements and/or resulting from the application of any of the provisions thereof (including the existence of any default or any event or circumstance which but for the lapse of time would constitute a default, or the existence of probation status pursuant to Section XI.E. of the Cellular One License Agreement), all of which limitations, qualifications and disabilities shall continue unaffected by virtue of this change of control of Licensee. Upon Licensee's execution hereof, Licensee shall pay to Licensor, in accordance with Licensor's invoice, the customary fee then charged by Licensor in connection with such changes in control.

     2. Licensee hereby agrees to continue to comply fully with the License Agreement and all of the terms and provisions thereof.

     3. Nothing in the Agreement shall affect the obligations of Licensee and Transferor, if any, under the License Agreements prior to the effective date of this Agreement.

     4. Transferee and Licensee hereby expressly acknowledge and agree that the provisions of Section III.C. of the Cellular One License Agreement, which provide for an advisory customer survey during the first year of a Licensee's operation, are not intended to afford Licensee an additional advisory survey as a result of this change of control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, to be effective as of the date first above written.


SANTA CRUZ CELLULAR TELEPHONE, INC


By:  /s/ N.D. Patel
    -------------------------------------------

Name:   N.D. Patel
      -----------------------------------------

Title:  President
       ----------------------------------------


NATUBHAI PATEL AND OTHER SHAREHOLDERS OF
SANTA CRUZ CELLULAR TELEPHONE, INC.

By:  /s/ N.D. Patel
    -------------------------------------------

Name:   N.D. Patel
      -----------------------------------------

Title:  Selling Representative
       ----------------------------------------


ACCEPTED AND AGREED TO:

CELLULAR ONE GROUP

By:  /s/ Richard J. Lyons
    -------------------------------------------
     Richard J. Lyons
     President

DOBSON CELLULAR OF CALIFORNIA, INC.

By: /s/ EVERETT R. DOBSON
    ---------------------

PRIMARY CONTACT IN ORDINARY
COURSE OF BUSINESS:


Name:            G. Edward Evans
     ---------------------------------------

Title:              President
      --------------------------------------

Company: Dobson Cellular of California, Inc.
        ------------------------------------

Address:       13439 N. Broadway Ext.
        ------------------------------------

City/State/Zip:   Oklahoma City, OK 73114
               -----------------------------

Phone:             405/391-8500
      --------------------------------------

Fax:               405/391-8417
    ----------------------------------------

E-Mail:
       -------------------------------------


CONTACT FOR NOTICE PURPOSES:

Name:            Ronald L. Ripley
     ---------------------------------------

Title:          General Counsel
      --------------------------------------

Company: Dobson Communications Corp.
        ------------------------------------

Address:      13439 N. Broadway Ext.
        ------------------------------------

City/State/Zip:   Oklahoma City, OK 73114
               -----------------------------

Phone:             405/391-8500
      --------------------------------------

Fax:               405/391-8515
    ----------------------------------------

E-Mail:
       --------------------------------------

CONTACT FOR BILLING PURPOSES:

Name: Don Haycraft
     -----------------------------------------

Title: Regional Cellular Controller
      ----------------------------------------

Company: Dobson Cellular Systems
        --------------------------------------

Address: 13439 N. Broadway Ext.
        --------------------------------------

City/State/Zip: Oklahoma City, OK  73114
               -------------------------------

Phone: 405/391-8500
      ----------------------------------------

Fax: 405/391-8417
    ------------------------------------------

E-Mail:
       ---------------------------------------